UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Lee Enterprises, Incorporated, et al	Case No. 11-13918
Debtors	Reporting Period:	December 26, 2011 - March 25, 2012

POST CONFIRMATION QUARTERLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

Affidavit/
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Supplement Attached
Schedule of Cash Receipts and Disbursements (1)	QOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	QOR-1a		X
Statement of Operations (1)	QOR-2	X
Balance Sheet (1)	QOR-3	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Bradley D. Junker	April 20, 2012
Signature of Authorized Individual*	Date

Bradley D. Junker	Asst. Secretary/Asst. Treasurer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

(1) The information contained in MOR-1, MOR-2 and MOR-3 is not considered final by the debtors and may change between now and the date of our March 10Q SEC filing which is May 4, 2012.

Lee Enterprises Incorporated
Schedule of Cash Receipts and Disbursements (QOR-1)
December 26, 2011 - March 25, 2012
	Total	Lee Enterprises, Incorporated	K. Falls Basin Publishing, Inc.	INN Partners, L.C.	Accudata, Inc.	Journal-Star Printing Co.	Lee Publications, Inc.	Lee Consolidated Holdings Co.	Lee Procurement Solutions Co.	Sioux City Newspapers, Inc.	STL Distribution Services LLC	St. Louis Post-Dispatch LLC

Cash as of December 26, 2011	31,428,000

Receipts

Accounts Receivable	200,330,380
Loans and Advances	—
Sale of Assets	3,579,701
Dividends	800,000
Transfers (from DIP accounts)	—
Total Receipts	204,710,081

Disbursements

Net Payroll	42,939,736	17,478,853		887,879		2,629,629	8,678,471	1,065,500		841,252	603,639	5,770,134
Payroll Taxes	16,384,683	16,384,683
Employee Benefits	14,690,924	14,690,924
US Bank Credit Card Transactions	2,823,282	1,246,738		88,658		187,715	492,112	43,021		78,096	16,901	93,989
Comdata Credit Card Transactions	2,087,177	908,987		263,039		95,357	393,615	12,516		30,629	26,604	147,806
Newsprint	15,549,040	4,066,338				859,629	4,049,641	415,352		389,258		5,053,613
Debt Payments	30,365,000	20,010,000
Interest Payments	11,731,458	8,285,104
Reorganization Fees	13,089,348	11,496,597
Other	56,822,435	23,040,733		807,736		2,127,354	11,356,030	972,987		1,010,691	3,284,871	8,053,544
	206,483,081	117,608,956	—	2,047,311	—	5,899,684	24,969,870	2,509,374	—	2,349,926	3,932,016	19,119,087

Net Cash Flow	(1,773,000)

Cash as of March 25, 2012	29,655,000

Lee Enterprises Incorporated
Schedule of Cash Receipts and Disbursements (QOR-1)
December 26, 2011 - March 25, 2012
Fairgrove LLC	Pulitzer Network Systems LLC	Suburban Journals of Greater St. Louis LLC	Pulitzer Inc.	Pulitzer Technologies Inc.	Pulitzer Newspapers Inc.	Flagstaff Publishing Co.	Hanford Sentinel, Inc.	Kauai Publishing Co.	NIPC, Inc.	Santa Maria Times, Inc.	Ynez Corporation	Pulitzer Utah Newspapers, Inc.

Cash as of December 26, 2011

Receipts

Accounts Receivable
Loans and Advances
Sale of Assets
Dividends
Transfers (from DIP accounts)
Total Receipts

Disbursements

Net Payroll	112,258	709,721			578,783	346,164	419,043	249,266		539,673
Payroll Taxes
Employee Benefits
US Bank Credit Card Transactions		10,047			344,093	54,396	21,884	5,217		12,314
Comdata Credit Card Transactions		12,111			30,613	62,617	9,295	6,445		18,050
Newsprint						79,346	115,856	44,032		134,652
Debt Payments			10,355,000
Interest Payments			3,446,354
Reorganization Fees			1,592,751
Other		755,231	923,919		871,885	314,541	325,990	384,434		513,629
—	112,258	1,487,110	16,318,023	—	1,825,374	857,063	892,068	689,395	—	1,218,318	—	—

Net Cash Flow

Cash as of March 25, 2012

Lee Enterprises Incorporated
Schedule of Cash Receipts and Disbursements (QOR-1)
December 26, 2011 - March 25, 2012
	Napa Valley Publishing Co.	Northern Lakes Publishing Co.	Pantagraph Publishing Co.	Southwestern Oregon Publishing Co.	Pulitzer Missouri Newspapers, Inc.	SHTP LLC	HomeChoice, LLC	NVPC LLC	NLPC LLC	HSTAR LLC	SOPC LLC

Cash as of December 26, 2011

Receipts

Accounts Receivable
Loans and Advances
Sale of Assets
Dividends
Transfers (from DIP accounts)
Total Receipts

Disbursements

Net Payroll	501,803		1,067,762	285,604	174,301
Payroll Taxes
Employee Benefits
US Bank Credit Card Transactions	9,082		70,102	33,361	15,556
Comdata Credit Card Transactions	10,145		16,518	38,745	4,086
Newsprint	114,410		157,948	68,965
Debt Payments
Interest Payments
Reorganization Fees
Other	519,025		1,175,347	190,013	194,475
	1,154,466	—	2,487,676	616,688	388,418	—	—	—	—	—	—

Net Cash Flow

Cash as of March 25, 2012

Lee Enterprises, Incorporated, et al
Case No. 11-13918
Bank Reconciliation QOR-1a
Quarterly Period Ended March 25, 2012

The above debtors declare for this report that all bank reconciliations have been completed.

Lee Enterprises, Incorporated, et al
Case No. 11-13918
Statement of Operations (QOR-2)
Quarter Ended March 25, 2012
	CURRENT QUARTER					YEAR TO DATE
(Thousands, Except Per Share Data)			Prior	% D - Actual				Prior	% D - Actual
	Actual	Plan	Year	Plan	PY	Actual	Plan	Year	Plan	PY

Operating Revenue:
Retail	63,407	65,303	67,512	(2.9)	(6.1)	147,398	150,410	159,003	(2.0)	(7.3)
Classified	29,589	31,276	32,193	(5.4)	(8.1)	59,730	63,362	65,880	(5.7)	(9.3)
Digital	15,704	17,306	14,288	(9.3)	9.9	31,906	34,516	28,963	(7.6)	10.2
National	5,879	6,257	6,758	(6.0)	(13.0)	15,330	14,064	15,761	9.0	(2.7)
Niche publications	2,921	3,301	3,302	(11.5)	(11.5)	5,636	6,144	6,214	(8.3)	(9.3)

Total advertising revenue	117,500	123,443	124,053	(4.8)	(5.3)	260,000	268,496	275,821	(3.2)	(5.7)

Circulation	44,878	45,107	44,821	(0.5)	0.1	91,574	90,948	90,298	0.7	1.4
Commercial print	3,066	3,027	2,891	1.3	6.1	6,207	5,967	5,943	4.0	4.4
Digital services and other	6,814	7,096	6,961	(4.0)	(2.1)	14,038	14,067	14,331	(0.2)	(2.0)

Total revenue	172,258	178,673	178,726	(3.6)	(3.6)	371,819	379,478	386,393	(2.0)	(3.8)

Operating Expenses:
Compensation	72,524	75,367	76,529	(3.8)	(5.2)	146,101	149,127	154,549	(2.0)	(5.5)
Newsprint and ink	13,077	14,173	14,849	(7.7)	(11.9)	27,937	29,082	30,523	(3.9)	(8.5)
Other operating expenses	54,011	54,941	57,476	(1.7)	(6.0)	111,253	110,879	117,144	0.3	(5.0)

Total cash costs excluding special items	139,612	144,481	148,854	(3.4)	(6.2)	285,291	289,088	302,216	(1.3)	(5.6)

Operating cash flow excluding special items	32,646	34,192	29,872	(4.5)	9.3	86,528	90,390	84,177	(4.3)	2.8

Workforce adjustments	542	118	443	NM	22.3	880	202	635	NM	38.6

Total cash costs	140,154	144,599	149,297	(3.1)	(6.1)	286,171	289,290	302,851	(1.1)	(5.5)

Operating cash flow	32,104	34,074	29,429	(5.8)	9.1	85,648	90,188	83,542	(5.0)	2.5
Margin	18.6%	19.1%	16.5%			23%	23.8%	21.6%
Margin, excluding special items	19%	19.1%	16.7%			23.3%	23.8%	21.8%

Depreciation	6,126	6,157	7,293	(0.5)	(16.0)	12,362	12,307	13,816	0.4	(10.5)
Amortization of intangible assets	10,920	10,868	11,201	0.5	(2.5)	21,844	21,739	22,484	0.5	(2.8)
Curtailment gains	—	—	1,991	NM	NM	—	—	12,163	NM	NM

Operating income before equity investments	15,058	17,049	12,926	(11.7)	16.5	51,442	56,142	59,405	(8.4)	(13.4)

Equity in earnings of associated companies:
Madison Newspapers, Inc.	445	550	447	(19.1)	(0.4)	1,687	1,850	1,688	(8.8)	NM
MNI workforce adjustments	5	—	(34)	NM	NM	(8)	—	(40)	NM	(79.0)
TNI Partners	1,161	1,161	1,039	NM	11.7	2,891	2,317	2,927	24.8	(1.2)
TNI amortization	(181)	(181)	(304)	NM	(40.5)	(361)	(361)	(607)	NM	(40.5)
TNI workforce adjustments	—	—	—	NM	NM	32	—	(116)	NM	NM

Operating income	16,488	18,579	14,074	(11.3)	17.2	55,683	59,948	63,257	(7.1)	(12.0)
Margin	9.6%	10.4%	7.9%			15%	15.8%	16.4%
Margin, excluding special items	9.9%	10.5%	7%			15.2%	15.9%	13.4%

Nonoperating income (expenses) net:
Financial income	54	52	18	3.8	NM	109	108	77	0.9	41.6
Financial expense	(20,312)	(19,330)	(13,140)	5.1	54.6	(33,064)	(32,082)	(26,578)	3.1	24.4
Debt financing costs	(715)	—	(1,895)	NM	(62.3)	(2,739)	(2,024)	(3,861)	35.3	(29.1)
Other, net	—	—	(231)	NM	NM	—	—	(684)	NM	NM

	(20,973)	(19,278)	(15,248)	8.8	37.5	(35,694)	(33,998)	(31,046)	5.0	15.0

Income (loss) before reorganization costs and income taxes	(4,485)	(699)	(1,174)	NM	NM	19,989	25,950	32,211	(23.0)	(37.9)

Reorganization costs	36,626	57,780	—	(36.6)	NM	37,867	59,021	—	(35.8)	NM

Income (loss) before income taxes	(41,111)	(58,479)	(1,174)	(29.7)	NM	(17,878)	(33,071)	32,211	(45.9)	NM

Income tax expense (benefit) excluding special items	(719)	(252)	(570)	NM	26.1	9,142	8,737	9,920	4.6	(7.8)
Income tax expense (benefit) from special items	(13,850)	(22,204)	845	(37.6)	NM	(15,101)	(21,436)	4,762	(29.6)	NM
Effective tax rate	35.4%	38.4%	(23.4%)			33.3%	38.4%	45.6%
Effective tax rate, excluding special items	22.2%	43.4%	71.9%			38.8%	31%	40.2%

Net income (loss)	(26,542)	(36,023)	(1,449)	(26.3)	NM	(11,919)	(20,372)	17,529	(41.5)	NM

Net income attributable to non-controlling interests	(83)	(106)	(23)	(21.7)	NM	(153)	(185)	(58)	(17.3)	NM

Income (loss) attributable to Lee Enterprises, Incorporated	(26,625)	(36,129)	(1,472)	(26.3)	NM	(12,072)	(20,557)	17,471	(41.3)	NM

Diluted earnings (loss) per common share:	(0.54)	(0.69)	(0.03)	(21.7)	NM	(0.26)	(0.4)	0.39	(35.0)	NM

Diluted Average Common Shares	49,552	52,000	44,855	(4.7)	10.5	47,242	52,000	44,768	(9.2)	5.5

Lee Enterprises, Incorporated, et al
Case No. 11-13918
Balance Sheet (QOR-3)
Quarter Ended March 25, 2012

	March		September
(Thousands)	2012	2011	2011

Current Assets:
Cash and cash equivalents	29,655	24,897	23,555
Accounts receivable, net	64,667	68,901	71,024
Income taxes receivable		—	1,335
Receivable from associated company
Inventories	8,164	10,428	7,388
Deferred tax assets	967	2,687	967
Prepaid expenses and other current	6,286	9,703	19,553
Total current assets	109,739	116,616	123,822

Investments:
Associated companies	42,992	57,891	44,057
Restricted cash & investments	—	5,101	4,972
Capital Times	3,876	3,876	3,876
Rabbi trust	768	535	568
Sandler	2,764	2,764	2,764
Other	1,991	2,095	1,991
	52,391	72,262	58,228

Property and Equipment :
Land and improvements	27,017	27,411	27,017
Buildings and improvements	191,905	192,988	191,250
Equipment	312,889	318,056	319,978
	531,811	538,455	538,245
Less accumulated depreciation	329,162	316,319	326,205
	202,649	222,136	212,040

Intangible and Other Assets:
Goodwill	247,271	433,552	247,271
Other intangible assets	473,665	535,656	495,509
Postretirement assets	16,042	11,214	14,934
Loan costs	—	8,155	4,514
Other	2,530	2,305	1,930
	739,508	990,882	764,158

Total assets	1,104,287	1,401,896	1,158,248

Current Liabilities:
Current maturities of long-term debt	12,400	92,000	994,550
Accounts payable	31,659	23,966	27,740
Compensation and other accruals	39,333	36,362	35,437
Income taxes payable	8,440	363	—
Unearned income	38,559	38,305	36,512
Total current liabilities	130,391	190,996	1,094,239

First lien term loan	664,500	—	—
Second lien term loan	175,000	—	—
Pulitzer notes	113,600	135,000	—
Lien Discounts	(21,823)
A Term Loan	—	524,335	—
Revolving credit facility	—	274,425	—
Unamortized fair value adjustment	—	564	—
	931,277	934,324	—

Pension obligations	69,778	53,952	73,518
Postretirement & post employment benefit obligations	6,509	5,962	6,104

Deferred Items:
Retirement and compensation	1,803	2,072	1,485
Income taxes	50,129	112,275	66,204
	51,932	114,347	67,689

Income taxes payable	9,016	12,244	8,588
Other	7,880	12,417	9,004

Liabilities subject to compromise	—	—	—

Equity (Deficit):
Stockholders' Equity (Deficit):
Capital Stock:
Common	517	89,730	89,915
Class B common	—	—	—
Additional paid-in capital	240,355	140,452	140,887
Accumulated deficit	(338,132)	(161,722)	(326,062)
Accumulated other comprehensive income	(5,782)	8,862	(6,086)
Total stockholders' equity (deficit)	(103,042)	77,322	(101,346)
Non-controlling interests	546	332	452
Total equity (deficit)	(102,496)	77,654	(100,894)

Total liabilities and equity (deficit)	1,104,287	1,401,896	1,158,248